UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

BRIC FUND (BRAZIL, RUSSIA, INDIA, CHINA)	Annual Report August 31, 2006

PENYEBAR FIKIRAN RAKYAT
Utusan
LAYSIA
WEDNESDAY, OCTOBER 25
港股
點337
BUSINES
TUESDAY
खतरा हमारी छिपी हुई हिम्मतों की कुंजी है : प्रेमचन्द

Long-term capital appreciation through equity investments in Brazil, Russia, India and China or in issuers that substantially participate in these markets.

Goldman Sachs BRIC Fund

The Goldman Sachs BRIC Fund invests primarily in equity investments in Brazil, Russia, India and China or in issuers that substantially participate in these markets and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities markets of these countries and other emerging countries are volatile, less liquid and subject to substantial currency fluctuations and sudden economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Fund is also subject to the risk of the concentration of investments in issuers located in a particular country or region which may be susceptible to adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

The Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS BRIC FUND
What Differentiates the Goldman Sachs
BRIC (Brazil, Russia, India, China) Fund?
As the BRIC economies become a growing and increasingly dominant part of the global economy, the accompanying shifts in supply and demand could provide significant opportunities for individuals who are invested in the right companies. Goldman Sachs Trust offers investors an exciting opportunity to tap into the tremendous growth potential of the BRIC countries through the Goldman Sachs BRIC Fund. We seek to harness the potential of some of the world’s most dynamic markets, providing investors with an opportunity to invest now in those countries that Goldman Sachs Asset Management International believes will be the economic powerhouses of the future.

■ Our investment process is defined by a bottom-up, research-driven approach that is complemented by a top-down analysis of macro factors.

■  We emphasize a team approach, which ensures continuity of results and allows us to gain insights from GSAMI research analysts around the world and across asset classes.

■  We seek to identify companies which generate high and/or improving Returns on Invested
    Capital (our preferred measure of “quality” for a company) and trade at an attractive valuation based on our assessment of normalized earnings.

■  We complement our bottom-up research by a top-down analysis of macro factors, leveraging the expertise of GSAMI’s Emerging Markets Debt and Currency teams and allowing our research analysts to focus the majority of their time on stock selection.

■  The portfolio is managed by the same team that runs our successful Emerging Markets
    Equity Portfolio.

■  We believe that our team’s presence in Europe, Southeast Asia and mainland China facilitates access to the companies we cover and improves our understanding of each region’s macroeconomic environment.

■  The team meets formally to debate research analysts’ stock views and to assess whether stocks should be included in, or sold out of, our portfolios.

■  Portfolio weights for buys, sells, additions and trims are recommended by the research analysts during the research meetings.

■  Our four BRIC portfolio managers assess the level of conviction in each stock, adjusting the sizing according to target upside, stock liquidity, fund guidelines and benchmark weightings.

■  A concentrated, all cap, core portfolio of stocks which we believe demonstrate the strongest risk and return characteristics.

PORTFOLIO RESULTS
BRIC Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs BRIC Fund from its inception on June 30, 2006 through August 31, 2006.
  Performance Review

During the period from its inception on June 30, 2006 through August 31, 2006, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 4.60%, 4.40%, and 4.60%, respectively. These returns compare to the 5.01% cumulative total return of the Fund’s benchmark, the MSCI BRIC Index, over the same time period.

While the Fund provided positive absolute returns during the period, it has slightly underperformed its benchmark. The main driver of underperformance was our stock selection. At the stock level, leading contributors to performance were UTI Bank and Infosys Technologies, while CSU Cardsystems and Dongfang Electrical Machinery were leading detractors from relative performance. Stock selection within China and Brazil also detracted from performance.
  Portfolio Composition

The Fund seeks long-term capital appreciation by investing primarily in equity investments in Brazil, Russia, India and China or in issuers that participate in these markets. At the end of the reporting period, the Fund was overweight in Brazil and underweight in India, China, and Russia. From a sector perspective, at the end of the period the Fund was overweight in the Information Technology and Telecommunication Services sectors and underweight in Materials, Utilities and Industrials.
  Portfolio Highlights

The following stocks represent a sampling of holdings that impacted performance since the fund’s inception.

■	Dongfang Electrical Machinery Co. Ltd. — Donfang Electrical is one of the three major power generation equipment makers in China. It was a leading detractor from performance during the reporting period, despite a lack of any negative news on the stock. The Chinese market overall has been weak as a result of a raft of initial public offerings (IPOs) and the surprisingly high second quarter GDP growth figure of 11.3%, the latter of which made investors worried about upcoming restrictive measures by the government. As one of the leading turbine generator manufacturers in the Peoples Republic of China, we believe Dongfang Electrical is a prime beneficiary of the anticipated strong capacity expansion in the independent power producer (IPP) sector. In addition, we believe that the company’s leading hydropower position in the domestic market will make it the supplier of choice for future hydropower projects.

PORTFOLIO RESULTS

■	UTI Bank — UTI Bank, India’s third largest private sector bank, was a leading contributor to performance. Its share price rebounded on the back of a recovery in the Indian equity market. The company reported a strong set of results that came in well ahead of expectations. Strong loan growth and fee income generation, supported by trading gains in a difficult market environment, helped to boost operational performance, while asset quality remained firm. Upgrades by several analysts created positive momentum for the stock and led to strong buying interest.

■	Infosys Technologies — Infosys Technologies, India’s second largest software developer and a leader in consulting and information technology services, also enhanced results. The stock rose on the back of a decline in the India Rupee, which makes the company’s exports more valuable (over half of the company’s sales are in the U.S.). Its share prices also benefited from analysts’ upgrades in expectation of strong earnings.

■	Satyam Computer Services — Satyam Computer Services, a global consulting and IT Services company, contributed to performance. The company announced first quarter results, highlighted by a rise in profit due to new client acquisitions during the period. Management also raised its sales and profit guidance for the year.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs BRIC Investment Team

London, September 22, 2006

FUND BASICS
BRIC Fund
as of August 31, 2006
PERFORMANCE REVIEW

June 30, 2006–August 31, 2006	Fund Total Return (based on NAV)[1]	MSCI BRIC Index[2]

Class A	4.60%	5.01%
Class C	4.40	5.01
Institutional	4.60	5.01

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI BRIC Index (unhedged) combines, on a market capitalization weighted basis, the components of the MSCI Brazil, MSCI Russia, MSCI India and MSCI China Equity Indices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS

Since Standardized Total Returns are reported as of the most recent calendar quarter-end and the BRIC (Brazil, Russia, India, China) Fund commenced operations on June 30, 2006, the Fund has no standardized performance for the period ended June 30, 2006.

TOP 10 HOLDINGS AS OF 8/31/06[3]

Holding	% of Net Assets	Line of Business

OAO Gazprom ADR	9.3%	Energy
Lukoil ADR	8.5	Energy
Petroleo Brasileiro SA ADR	7.5	Energy
PetroChina Co. Ltd. Class H	5.7	Energy
China Mobile (Hong Kong) Ltd.	5.0	Telecommunication Services
Banco Itau Holding Financeira SA ADR	4.3	Banks
Sberbank	4.2	Banks
China Construction Bank Class H	3.8	Banks
Infosys Technologies Ltd. ADR	3.7	Software & Services
Unibanco Uniao de Bancos Brasileiros SA	3.6	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS BRIC FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 70.1%

Brazil – 12.2%
23,400	Companhia Vale do Rio Doce ADR (Materials)	$501,696
51,484	CSU Cardsystem SA* (Software & Services)	259,341
39,400	Lupatech SA* (Capital Goods)	406,129
9,433	Tele Norte Leste Participacoes SA (Telecommunication Services)	240,005
9,281	Unibanco Uniao de Bancos Brasileiros SA ADR (Banks)	671,480
11,376	Vivax SA* (Media)	174,566

		2,253,217

China – 21.2%
26,000	Anhui Conch Cement Co. Ltd. Class H (Materials)	49,232
1,620,000	China Construction Bank Class H(a) (Banks)	701,341
136,500	China Mobile (Hong Kong) Ltd. (Telecommunication Services)	917,927
424,000	China Petroleum and Chemical Corp. Class H (Energy)	251,006
282,000	Dongfang Electrical Machinery Co. Ltd. Class H (Capital Goods)	497,970
940,000	PetroChina Co. Ltd. Class H (Energy)	1,055,114
642,000	Yanzhou Coal Mining Co. Ltd. Class H (Energy)	452,780

		3,925,370

India – 12.4%
19,237	Bajaj Hindustan Ltd.(a) (Food, Beverages & Tobacco)	124,137
22,249	Bharti Airtel Ltd.* (Telecommunication Services)	210,590
7,500	Infosys Technologies Ltd. (Software & Services)	291,370
15,163	Infosys Technologies Ltd. ADR (Software & Services)	680,060
13,676	Satyam Computer Services Ltd. (Software & Services)	237,916
8,100	Satyam Computer Services Ltd. ADR (Software & Services)	309,177
21,571	UTI Bank Ltd. (Banks)	158,314
37,900	UTI Bank Ltd. GDR (Banks)	279,927

		2,291,491

Russia – 24.3%
18,694	LUKOIL ADR (Energy)	1,574,035
36,714	OAO Gazprom ADR(b) (Energy)	1,716,777
24,572	Pyaterochka Holding NV GDR* (Food & Staples Retailing)	434,956
353	Sberbank (Banks)	767,263

		4,493,031

TOTAL COMMON STOCKS
(Cost $12,550,287)		$12,963,109

Exchange Traded Fund – 2.8%

Hong Kong – 2.8%
68,000	iShares Asia Trust	$524,642
(Cost $536,443)

Preferred Stocks – 20.8%

Brazil – 20.8%
26,029	Banco Itau Holding Financeira SA ADR (Banks)	$792,323
14,900	Companhia de Bebidas das Americas ADR (Food, Beverages & Tobacco)	668,414
9,100	Companhia Vale do Rio Doce Class A (Materials)	170,965
17,300	Petroleo Brasileiro SA ADR (Energy)	1,394,726
12,505	Telemar Norte Leste SA Class A (Telecommunication Services)	254,300
513	Telemig Celular SA Class G (Telecommunication Services)	169,883
13,085	Tim Participacoes SA ADR (Telecommunication Services)	383,914

TOTAL PREFERRED STOCKS
(Cost $3,754,692)		$3,834,525

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND
Schedule of Investments (continued)
August 31, 2006

		Expiration
Units	Description	Month	Value
Warrants* – 2.1%

India – 2.1%
14,400	Bajaj Hindustan Ltd. (Food, Beverage & Tobacco)	01/2010	$92,924
30,562	Bharti Airtel Ltd. (Telecommunication Services)	01/2019	289,239

TOTAL WARRANTS
(Cost $372,481)			$382,163

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 3.0%

JPMorgan Chase Euro – Time Deposit
$552,178	5.22%	09/01/2006	$552,178
(Cost $552,178)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $17,766,081)			$18,256,617

Shares	Description	Value
Securities Lending Collateral – 7.8%

1,447,500	Boston Global Investment Trust – Enhanced Portfolio	$1,447,500
(Cost $1,447,500)

TOTAL INVESTMENTS – 106.6%
(Cost $19,213,581)		$19,704,117

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.6%)		(1,220,401)

NET ASSETS – 100.0%		$18,483,716

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $825,478, which represents approximately 4.5% of net assets as of August 31, 2006.

(b)	All or a portion of this security is on loan.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

As a % of
Net Assets
Investments Industry Classifications†

Banks	18.2%
Capital Goods	4.9
Energy	34.9
Exchange Traded Fund	2.8
Food & Staples Retailing	2.4
Food, Beverage & Tobacco	4.8
Materials	3.9
Media	1.0
Short-term Investments#	10.8
Software & Services	9.6
Telecommunication Services	13.3

TOTAL INVESTMENTS	106.6%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include securities lending collateral.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND
Statement of Assets and Liabilities
August 31, 2006

Assets:

Investment in securities, at value (identified cost $17,766,081) — including $1,402,500 of securities on loan	$18,256,617
Securities lending collateral, at value (cost $1,447,500)	1,447,500
Foreign currency, at value (identified cost $1,865)	1,865
Receivables:
Fund shares sold	1,801,402
Reimbursement from investment adviser	63,889
Due from broker(a)	29,000
Dividends and interest, at value	8,562
Deferred offering costs	113,171

Total assets	21,722,006

Liabilities:

Payables:
Investment securities purchased, at value	1,535,716
Payable upon return of securities loaned	1,447,500
Amounts owed to affiliates	87,422
Accrued expenses and other liabilities	167,652

Total liabilities	3,238,290

Net Assets:

Paid-in capital	17,970,716
Accumulated undistributed net investment income	625
Accumulated net realized gain on investments, futures and foreign currency related transactions	21,523
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	490,852

NET ASSETS	$18,483,716

Net Assets:
Class A	$5,762,025
Class C	1,889,694
Institutional	10,831,997

Shares outstanding:
Class A	551,337
Class C	181,112
Institutional	1,035,876

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	1,768,325

Net asset value, offering and redemption price per share:(b)
Class A	$10.45
Class C	10.43
Institutional	10.46

(a)	Amount relates to initial margin requirement for future transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $11.06. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND
Statement of Operations
For the Period Ended August 31, 2006(a)

Investment Income:

Dividends	$11,530
Interest (including securities lending income of $44)	11,084

Total income	22,614

Expenses:

Management fees	27,689
Professional fees	41,739
Printing fees	21,339
Custody and accounting fees	17,260
Registration fees	12,945
Trustee fees	2,485
Distribution and Service fees(b)	1,358
Transfer Agent fees(c)	1,354
Amortization of offering costs	23,157
Other	5,178

Total expenses	154,504

Less — expense reductions	(119,137)

Net expenses	35,367

NET INVESTMENT LOSS	(12,753)

Realized and unrealized gain on investment and foreign currency related transactions:

Net realized gain from:
Investment transactions	27,533
Futures	1,865
Foreign currency related transactions	2,700
Unrealized gain on:
Investments	490,536
Foreign currency related transactions	316

Net realized and unrealized gain on investment and foreign currency related transactions:	522,950

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$510,197

(a)	Commenced operations on June 30, 2006.
(b)	Class A and Class C Shares had Distribution and Service fees of $665 and $693, respectively.
(c)	Class A, Class C and Institutional Class had Transfer agent fees of $505, $132 and $717, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND
Statement of Changes in Net Assets

For the
Period Ended
August 31, 2006(a)

From operations:

Net investment loss	$(12,753)
Net realized gain from investment, futures and foreign currency related transactions	32,098
Unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	490,852

Net increase in net assets resulting from operations	510,197

From share transactions:

Proceeds from sales of shares	17,978,215
Cost of shares repurchased	(4,696)

Net increase in net assets resulting from share transactions	17,973,519

TOTAL INCREASE	18,483,716

Net assets:

Beginning of period	—

End of period	$18,483,716

Accumulated undistributed net investment income	$625

(a)	Commenced operations on June 30, 2006.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND
Notes to Financial Statements
August 31, 2006
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs BRIC Fund (the “Fund”), which commenced operations on June 30, 2006. The Fund is a non-diversified portfolio offering three classes of shares — Class A, Class C and Institutional. Class A shares of the Fund are sold with a front-end sales charge of up to 5.5%. The Class C shares of the Fund have a contingent deferred sales charge of 1.00% during the first 12 months. Institutional shares of the Fund are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Fund receives such sales loads of which a certain portion may be retained.
     The Fund invests in a concentrated portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that participate in the markets of the BRIC countries by deriving a significant amount of their total revenue or profit from goods produced, sales made or services provided or by maintaining a significant amount of their assets in BRIC Countries.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the Investment Adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. The economies, industries, securities and currency markets of Brazil, Russia, India, and China may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for estimated capital gains taxes on foreign securities held by the Fund, which are subject to such taxes.
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily, to each class of shares of the Fund, based upon the relative proportion of net assets of each class.

GOLDMAN SACHS BRIC FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
C. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (“the Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or as a tax return of capital.
D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense.
     Class A and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.
E. Offering Costs — Offering costs paid in connection with the offering of shares of the Fund are amortized on a straight-line basis over 12 months from the date of the commencement of operations.
F. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
G. Segregation Transactions — As set forth in the prospectus, the Fund may enter into derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets, with a current value equal to or greater than the market value of the corresponding transactions.
H. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related

GOLDMAN SACHS BRIC FUND
Notes to Financial Statements (continued)
August 31, 2006
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
and offsetting transactions are considered. At August 31, 2006, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
I. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. The risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.
3. AGREEMENTS
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of the Investment Management Division of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”), computed daily and payable monthly, equal to an annual rate of 1.30% on the first $2 billion and 1.17% over $2 billion of the Fund’s average daily net assets. Additionally, GSAMI has agreed to voluntarily waive a portion of its Management fee equal to 0.03% of the average daily net assets of the Fund. The waiver may be terminated at any time at the option of GSAMI.
     GSAMI has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any offset arrangements) to the extent such expenses, exceed, on an annual basis, 0.264% of the average daily net assets of the Fund. The expense reduction may be terminated at anytime at the option of GSAMI. In addition, the Fund is not obligated to reimburse GSAMI for prior year fiscal year expense reimbursements, if any.
     The Trust, on behalf of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% and 0.75% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plan, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Class C Shares.
     Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class C contingent deferred sales charges. During the period ended August 31, 2006, Goldman Sachs has advised the Fund that it retained approximately $13,647 and $220 from Class A and Class C, respectively. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.

GOLDMAN SACHS BRIC FUND

3. AGREEMENTS (continued)
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A and Class C Shares and 0.04% of the average daily net assets for Institutional Shares.
     At August 31, 2006, the amounts owed to affiliates were approximately $15,584, $1,256 and $958 for Management, Distribution and Service and Transfer Agent fees, respectively.
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended August 31, 2006, were $18,181,420 and $995,051, respectively.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the period ended August 31, 2006, is reported parenthetically on the Statement of Operations. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. As of August 31, 2006, the Fund loaned securities having a market value of $1,402,500 collateralized by cash in the amount of $1,447,500. BGA earned approximately $5 in fees as securities lending agent for the period ended August 31, 2006.
6. TAX INFORMATION
As of August 31, 2006, the components of accumulated earning (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$24,430

Total undistributed earnings	$24,430
Unrealized gains — net	488,570

Total accumulated earnings — net	$513,000

GOLDMAN SACHS BRIC FUND
Notes to Financial Statements (continued)
August 31, 2006
6. TAX INFORMATION (continued)
At August 31, 2006, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$19,215,863

Gross unrealized gain	759,252
Gross unrealized loss	(270,998)

Net unrealized security gain	$488,254

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of partnerships (Boston Global Investment Trust).
     In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund reclassified $2,803 from paid in capital and $10,575 from accumulated net realized gain on investments to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in the tax treatment of organizational costs and underlying fund investments.
7. OTHER MATTERS
As of August 31, 2006, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 96% of the outstanding Institutional Shares of the Fund.
Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against GSG, GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, GSAMI, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Certain investment portfolios of the Trust were named as nominal defendants in the amended complaint. The Fund was not named as a nominal defendant in the initial or amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

GOLDMAN SACHS BRIC FUND

7. OTHER MATTERS (continued)
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Fin 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 (“FAS 157”) Fair Value Measurement which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.
8. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	For the Period Ended
	August 31, 2006(a)

	Shares	Dollars

Class A Shares
Shares sold	551,716	$5,733,613
Shares repurchased	(379)	(3,706)

	551,337	5,729,907

Class C Shares
Shares sold	181,207	1,883,948
Shares repurchased	(95)	(990)

	181,112	1,882,958

Institutional Shares
Shares sold	1,035,876	10,360,654

	1,035,876	10,360,654

NET INCREASE	1,768,325	$17,973,519

(a)	Commencement of operations was June 30, 2006.

GOLDMAN SACHS BRIC FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Year - Share Class	of period	loss(a)	gain	operations

FOR THE PERIOD ENDED AUGUST 31,

2006 - A(c)	$10.00	$(0.03)	$0.48	$0.45
2006 - C(c)	10.00	(0.04)	0.47	0.43
2006 - Institutional(c)	10.00	(0.01)	0.47	0.46

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund commenced operations on June 30, 2006.
(d)	Annualized.

GOLDMAN SACHS BRIC FUND

					Ratios assuming no
					expense reductions

			Ratio of	Ratio of		Ratio of
		Net assets,	net	net investment	Ratio of	net investment
Net asset		end of	expenses	loss to	total expenses	loss to	Portfolio
value, end	Total	period	to average	average	to average	average	turnover
of period	return(b)	(in 000s)	net assets(d)	net assets(d)	net assets(d)	net assets(d)	rate

$10.45	4.60%	$5,762	1.97%	(1.48)%	7.54%	(7.05)%	8%
10.43	4.40	1,890	2.72	(2.19)	8.60	(8.06)	8
10.46	4.60	10,832	1.57	(0.41)	7.16	(5.99)	8

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of
Goldman Sachs Trust — BRIC Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs BRIC Fund (the “Fund”), one of the portfolios constituting the Goldman Sachs Trust, at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 2006 (commencement of operations) through August 31, 2006, in conformity with accounting principles generally accepted in the United States of America. The financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at August 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 27, 2006

GOLDMAN SACHS BRIC FUND
 Fund Expenses (Unaudited) — Period Ended August 31, 2006

As a shareholder of Class A, Class C or Institutional Shares of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class C Shares), and redemption fees (with respect to Class A, Class C and Institutional Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C and Institutional Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2006 through August 31, 2006.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid for the
	Beginning Account	Ending Account Value		2 months ended
Share Class	Value 6/30/06#	8/31/06		8/31/06*

Class A
Actual	$1,000	$1,046.00		$3.48
Hypothetical 5% return	1,000	1,015.27	+	3.41

Class C
Actual	1,000	1,044.00		4.80
Hypothetical 5% return	1,000	1,011.49	+	4.70

Institutional
Actual	1,000	1,046.00		2.77
Hypothetical 5% return	1,000	1,017.29	+	2.72

*	Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended August 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. The annualized expense ratios for the period were 1.97%, 2.72% and 1.57% for Class A, Class C and Institutional, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

#	Commenced operations on June 30, 2006.

GOLDMAN SACHS BRIC FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
     The BRIC Fund is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on June 30, 2006.
     In connection with the Fund’s organization, the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) for the Fund was approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on May 11, 2006 (the “May Meeting”). The Management Agreement was subsequently re-approved by the Trustees, including all of the Independent Trustees, at a meeting held on June 15, 2006 (the “Annual Contract Meeting”) for an annual period ending June 30, 2007. (The May Meeting and the Annual Contract Meeting are sometimes referred to as the “Meetings.”)
     At the May Meeting the Trustees reviewed the Management Agreement as it applied to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s services; the fees and expenses to be paid by the Fund; the Investment Adviser’s anticipated costs; the Investment Adviser’s potential economies of scale; the Investment Adviser’s proposal to voluntarily reimburse certain expenses of the Fund that exceeded a specified level; other benefits to be derived by the Investment Adviser and its affiliates from their relationship with the Fund; and a comparison of the Fund’s fees and expenses with those paid by other similar mutual funds.
     In connection with the Meetings, the Trustees received written materials and oral presentations, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meetings, the Trustees relied upon their knowledge of the Investment Adviser resulting from their meetings and other interactions throughout the year. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser or its affiliates present.
     In connection with their approval of the Management Agreement for the Fund at the Meetings, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other non-advisory services that would be provided by the Investment Adviser and its affiliates for the Fund. These services included services as the Fund’s transfer agent and distributor. In addition, affiliates of the Investment Adviser would receive compensation in connection with the execution of the Fund’s portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Fund. The Trustees concluded that the Investment Adviser was able to provide quality services to the Fund. In this regard, the Trustees noted that, although the Fund was new, the Investment Adviser did have past experience in managing the emerging markets equity and other international equity portfolios for the Trust and an offshore BRIC (Brazil, Russia, India, China) investment fund. The Trustees believed that the investment returns of these other portfolios had been within a competitive range.
     The Board of Trustees also considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, information on the fees paid by the Fund and the Fund’s projected total operating expense ratios were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and total operating expense ratios were compiled by a third-party provider of mutual fund data (the “Outside Data Provider”). More particularly, the analyses compared the Fund’s management fee and projected expenses to a relevant peer group and category median. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees payable by the Fund.
     In addition, in connection with the approval of the Management Agreement at the May Meeting, the Board approved the breakpoints in the contractual management fee rate at the following annual percentages of the average daily net assets of the Fund:

BRIC Fund

First $2 billion	1.30%
Over $2 billion	1.17

In approving these fee breakpoints, the Trustees considered information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders would participate in the benefits of these economies. In this regard, the Trustees considered the Fund’s projected assets, the Investment Adviser’s anticipated expenses and the fee comparisons that had been provided. The Trustees noted again that the Fund was new and that the costs of the Investment Adviser in providing its services, and the related profitability information, would be reviewed periodically by the Trustees.

GOLDMAN SACHS BRIC FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit the Fund’s total expense ratios (excluding certain expenses) to specified levels.
     At the Meetings, the Trustees also considered the other benefits that would be derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, distribution and brokerage services, and the brokerage and research services that may be received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded at the May Meeting, and again at the Annual Contract Meeting, that the management fee payable by the Fund was reasonable in light of the services to be provided by the Investment Adviser and the Fund’s reasonably anticipated asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS BRIC FUND
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Wilma J. Smelcer Age: 57	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Lawson Products Inc. (distributor of industrial products).

GOLDMAN SACHS BRIC FUND
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Leaning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 56	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*Kaysie P. Uniacke Age: 45	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	77	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

			Trustee — Gettysburg College

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2006, the Trust consisted of 65 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

GOLDMAN SACHS BRIC FUND
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Vice President and Associate General Counsel, Goldman Sachs (2002-Present); Vice President and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE
Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $582.1 billion in assets under management as of June 30, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Structured U.S. Equity Fund[2] ▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Value Fund[2] ▪  Structured Large Cap Growth Fund[2] ▪  Growth and Income Fund
▪  Large Cap Value Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪ Structured Small Cap Equity Fund[2] ▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund[2] ▪  Structured International Equity Flex Fund
▪  International Equity Fund
▪  Japanese Equity Fund
▪  International Small Cap Fund[2] ▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] ▪  Asset Allocation Portfolios
▪  Balanced Fund

Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund[2] ▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪ Tollkeeper FundSM

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-1571	BRICAR / 4.3K / 10-06

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates
Table 1 – Items 4(a) -4(d)

	2006	2005	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,071,400	$762,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$733,788	$427,000	Financial statement audits

Audit-Related Fees

• PwC	$195,000	$234,400	Other attest services

Tax Fees

• PwC	$281,400	$176,800	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$107,400	$84,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2006	2005	Description of Services Rendered
Audit-Related Fees

• PwC	$937,000	$683,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$10,000	$0	Audit related time borne by the funds’ adviser

• E&Y	$94,130	$18,325	Audit related time borne by the funds’ adviser

All Other Fees

• PwC	$125,500	$0	Review of fund reorganization documents.

• E&Y	$18,000	$309,782	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for GSAM LP and Goldman Sachs Mutual Funds (2005).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended August 31, 2006 and August 31, 2005 were approximately $476,400 and $410,800 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2005 and November 26, 2004 were approximately $5.2 million and $3.9 million, respectively. With regard to the aggregate non-audit fees billed to GST adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended August 31, 2006 and August 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2005 and December 31, 2004 were approximately $49.0  million and $34.5 million, respectively. With regard to the aggregate non-audit fees billed to GST's adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Goldman Sachs Trust’s operations or financial reporting.

Items 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2006

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 9, 2006